Exhibit 99.01
Cadence Reports First Quarter 2016 Financial Results
SAN JOSE, Calif. — April 25, 2016 — Cadence Design Systems, Inc. (NASDAQ: CDNS) today announced results for the first quarter 2016.
Cadence reported first quarter 2016 revenue of $448 million, compared to revenue of $411 million reported for the same period in 2015. On a GAAP basis, Cadence recognized net income of $51 million, or $0.17 per share on a diluted basis, in the first quarter of 2016, compared to net income of $36 million, or $0.12 per share on a diluted basis, for the same period in 2015.
Using the non-GAAP measure defined below, net income in the first quarter of 2016 was $86 million, or $0.28 per share on a diluted basis, as compared to net income of $72 million, or $0.23 per share on a diluted basis, for the same period in 2015.
“In the first quarter of 2016, we continued to innovate and execute to drive growth and deliver results for our customers. With customers enthusiastically embracing our Palladium® Z1 Enterprise Emulation Platform, Cadence achieved its best quarter ever for hardware revenue. Additionally, the release of the next-generation Virtuoso® platform sets a new standard for analog and mixed-signal design for broad applications including automotive and IoT,” said Lip-Bu Tan, president and chief executive officer. “Our recently announced pending acquisition of Rocketick Technologies will further strengthen our System Design Enablement strategy by delivering ultra-high-performance simulation to accelerate the development of complete end-product systems.”
“Strong execution at all levels of the company enabled Cadence to produce solid financial results in an environment that remains challenging,” said Geoff Ribar, senior vice president and chief financial officer. “During Q1, we repurchased 11.6 million shares for $240 million, reducing shares outstanding to 301 million at quarter-end.”
CFO Commentary
Commentary on the first quarter 2016 financial results by Geoff Ribar, senior vice president and chief financial officer, is available at www.cadence.com/cadence/investor_relations.
Business Outlook
For the second quarter of 2016, the company expects total revenue in the range of $445 million to $455 million. Second quarter GAAP net income per diluted share is expected to be in the range of $0.17 to $0.19. Net income per diluted share using the non-GAAP measure defined below is expected to be in the range of $0.27 to $0.29.
For 2016, the company expects total revenue in the range of $1.790 billion to $1.840 billion. On a GAAP basis, net income per diluted share for 2016 is expected to be in the range of $0.71 to $0.81. Using the non-GAAP measure defined below, net income per diluted share for 2016 is expected to be in the range of $1.15 to $1.25.

A schedule showing a reconciliation of the business outlook from GAAP net income and diluted net income per share to non-GAAP net income and diluted net income per share is included in this release.
Audio Webcast Scheduled

Lip-Bu Tan, president and chief executive officer, and Geoff Ribar, senior vice president and chief financial officer, will host a first quarter 2016 financial results audio webcast today, April 25, 2016, at 2 p.m. (Pacific) / 5 p.m. (Eastern). Attendees are asked to register at the website at least 10 minutes prior to the scheduled webcast. An archive of the webcast will be available starting April 25, 2016 at 5 p.m. (Pacific) and ending June 17, 2016 at 5 p.m. (Pacific). Webcast access is available at www.cadence.com/cadence/investor_relations.

About Cadence
Cadence enables global electronic design innovation and plays an essential role in the creation of today’s integrated circuits and electronics. Customers use Cadence® software, hardware, IP, and services to design and verify advanced semiconductors, consumer electronics, networking and telecommunications equipment, and computer systems. The company is headquartered in San Jose, California, with sales offices, design centers, and research facilities around the world to serve the global electronics industry. More information about the company and its products and services is available at www.cadence.com.
Cadence, the Cadence logo, Palladium and Virtuoso are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.
The statements contained above regarding Cadence’s first quarter 2016 financial results, as well as the information in the Business Outlook section and the statements by Lip-Bu Tan and Geoff Ribar, are or include forward-looking statements based on current expectations or beliefs and preliminary assumptions about future events that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the electronic design automation product and the commercial electronic design and methodology services industries; (ii) the success of Cadence’s efforts to improve operational efficiency and growth; (iii) the mix of products and services sold and the timing of significant orders for Cadence’s products; (iv) change in customer demands, including those resulting from consolidation among Cadence’s customers and the possibility that the restructurings and other efforts to improve operational efficiency of Cadence’s customers could result in delays in purchases of Cadence’s products and services; (v) economic and industry conditions in regions in which Cadence does business; (vi) fluctuations in rates of exchange between the U.S. dollar and the currencies of other countries in which Cadence does business; (vii) capital expenditure requirements, legislative or regulatory requirements, interest rates and Cadence’s ability to access capital and debt markets; (viii) the acquisition of other companies or technologies or the failure to successfully integrate and operate these companies or technologies Cadence acquires, including the potential inability to retain customers, key employees or vendors; (ix) the effects of Cadence’s efforts to improve operational efficiency in its business, including strategic, customer and supplier relationships, and its ability to retain key employees; (x) events that affect the reserves or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes, litigation or other matters; and (xi) the effects of any litigation or other proceedings to which Cadence is or may become a party.
For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation

Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance.

To supplement Cadence’s financial results presented on a generally accepted accounting principles, or GAAP, basis, Cadence management uses non-GAAP measures that it believes are helpful in understanding Cadence’s performance. One such measure is non-GAAP net income, which is a financial measure not calculated under GAAP. Non-GAAP net income is calculated by Cadence management by taking GAAP net income and excluding, as applicable, amortization of intangible assets and debt discount related to convertible notes, stock-based compensation expense, acquisition and integration-related costs including retention expenses, special charges, investment gains or losses, income or expenses related to Cadence’s non-qualified deferred compensation plan, restructuring and other significant items not directly related to Cadence’s core business operations, and the income tax effect of non-GAAP pre-tax adjustments.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.
The following tables reconcile the specific items excluded from GAAP net income and GAAP net income per diluted share in the calculation of non-GAAP net income and non-GAAP net income per diluted share for the periods shown below:

Net Income Reconciliation	Three Months Ended
	April 2, 2016	April 4, 2015
	(unaudited)
(in thousands)
Net income on a GAAP basis	$50,562	$36,259
Amortization of acquired intangibles	16,443	16,404
Stock-based compensation expense	24,632	21,861
Non-qualified deferred compensation expenses (credits)	(83)	527
Restructuring and other charges	14,586	4,359
Acquisition and integration-related costs	804	3,750
Amortization of debt discount on convertible notes	—	5,026
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(2,617)	(1,263)
Income tax effect of non-GAAP adjustments	(18,698)	(15,331)
Net income on a non-GAAP basis	$85,629	$71,592

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

Diluted Net Income per Share Reconciliation	Three Months Ended
	April 2, 2016	April 4, 2015
	(unaudited)
(in thousands, except per share data)
Diluted net income per share on a GAAP basis	$0.17	$0.12
Amortization of acquired intangibles	0.05	0.05
Stock-based compensation expense	0.08	0.07
Non-qualified deferred compensation expenses (credits)	—	—
Restructuring and other charges	0.05	0.01
Acquisition and integration-related costs	—	0.01
Amortization of debt discount on convertible notes	—	0.02
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(0.01)	—
Income tax effect of non-GAAP adjustments	(0.06)	(0.05)
Diluted net income per share on a non-GAAP basis	$0.28	$0.23
Shares used in calculation of diluted net income per share — GAAP**	303,434	311,847
Shares used in calculation of diluted net income per share — non-GAAP**	303,434	311,847

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

**
Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

Cadence expects that its corporate representatives will meet privately during the quarter with investors, the media, investment analysts and others. At these meetings, Cadence may reiterate the business outlook published in this press release. At the same time, Cadence will keep this press release, including the business outlook, publicly available on its website.
Prior to the start of the Quiet Period (described below), the public may continue to rely on the business outlook contained herein as still being Cadence’s current expectations on matters covered unless Cadence publishes a notice stating otherwise.
Beginning June 17, 2016, Cadence will observe a Quiet Period during which the business outlook as provided in this press release and the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q no longer constitute the company’s current expectations. During the Quiet Period, the business outlook in these documents should be considered historical, speaking as of prior to the Quiet Period only and not subject to any update by the company. During the Quiet Period, Cadence’s representatives will not comment on Cadence’s business outlook, financial results or expectations. The Quiet Period will extend until the day when Cadence’s second quarter 2016 earnings release is published, which is currently scheduled for July 25, 2016.

For more information, please contact:
Investors and Shareholders
Alan Lindstrom
Cadence Design Systems, Inc.
408-944-7100
investor_relations@cadence.com
Media and Industry Analysts
Craig Cochran
Cadence Design Systems, Inc.
408-944-7039
newsroom@cadence.com

Cadence Design Systems, Inc.
Condensed Consolidated Balance Sheets
April 2, 2016 and January 2, 2016
(In thousands)
(Unaudited)

	April 2, 2016	January 2, 2016
		(As Adjusted)*

Current assets:
Cash and cash equivalents	$810,400	$616,686
Short-term investments	96,317	94,498
Receivables, net	147,533	164,848
Inventories	56,634	56,762
Prepaid expenses and other	41,360	31,441
Total current assets	1,152,244	964,235
Property, plant and equipment, net of accumulated depreciation of $592,978 and $581,345, respectively	231,180	228,599
Goodwill	551,897	551,772
Acquired intangibles, net of accumulated amortization of $224,474 and $216,589, respectively	283,825	296,482
Long-term receivables	11,365	4,498
Other assets	308,513	299,929
Total assets	$2,539,024	$2,345,515
Current liabilities:
Revolving credit facility	$50,000	$—
Accounts payable and accrued liabilities	195,216	238,022
Current portion of deferred revenue	322,684	298,285
Total current liabilities	567,900	536,307
Long-term liabilities:
Long-term portion of deferred revenue	38,447	30,209
Long-term debt	642,862	343,288
Other long-term liabilities	55,763	59,596
Total long-term liabilities	737,072	433,093
Stockholders’ equity	1,234,052	1,376,115
Total liabilities and stockholders’ equity	$2,539,024	$2,345,515

*	Adjusted for the retrospective adoption of ASU 2015-03, "Simplifying the Presentation of Debt Issuance Costs," during the three months ended April 2, 2016.

Cadence Design Systems, Inc.
Condensed Consolidated Income Statements
For the Three Months Ended April 2, 2016 and April 4, 2015
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	April 2, 2016	April 4, 2015
Revenue:
Product and maintenance	$411,744	$383,637
Services	36,118	27,729
Total revenue	447,862	411,366
Costs and expenses:
Cost of product and maintenance	44,181	42,059
Cost of services	17,873	18,526
Marketing and sales	99,200	100,268
Research and development	179,906	162,996
General and administrative	28,300	27,642
Amortization of acquired intangibles	5,780	6,231
Restructuring and other charges	14,586	4,359
Total costs and expenses	389,826	362,081
Income from operations	58,036	49,285
Interest expense	(5,357)	(11,754)
Other income, net	4,763	4,781
Income before provision for income taxes	57,442	42,312
Provision for income taxes	6,880	6,053
Net income	$50,562	$36,259
Net income per share - basic	$0.17	$0.13
Net income per share - diluted	$0.17	$0.12
Weighted average common shares outstanding - basic	296,615	284,523
Weighted average common shares outstanding - diluted	303,434	311,847

Cadence Design Systems, Inc.
Condensed Consolidated Statements of Cash Flows
For the Three Months Ended April 2, 2016 and April 4, 2015
(In thousands)
(Unaudited)

	Three Months Ended
	April 2, 2016	April 4, 2015
Cash and cash equivalents at beginning of period	$616,686	$932,161
Cash flows from operating activities:
Net income	50,562	36,259
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,231	29,433
Amortization of debt discount and fees	255	5,945
Stock-based compensation	24,632	21,861
Gain on investments, net	(2,617)	(1,270)
Deferred income taxes	1,623	1,864
Other non-cash items	209	929
Changes in operating assets and liabilities, net of effect of acquired businesses:
Receivables	11,618	(12,450)
Inventories	(3,714)	1,682
Prepaid expenses and other	(10,132)	(10,004)
Other assets	(3,595)	3,627
Accounts payable and accrued liabilities	(42,557)	(44,754)
Deferred revenue	30,710	16,812
Other long-term liabilities	(5,034)	(3,246)
Net cash provided by operating activities	83,191	46,688
Cash flows from investing activities:
Purchases of available-for-sale securities	(20,525)	(33,161)
Proceeds from the sale of available-for-sale securities	1,000	20,551
Proceeds from the maturity of available-for-sale securities	19,000	10,350
Proceeds from the sale of long-term investments	2,583	1,364
Purchases of property, plant and equipment	(12,116)	(7,520)
Cash paid in business combinations and asset acquisitions, net of cash acquired	(3,853)	—
Net cash used for investing activities	(13,911)	(8,416)
Cash flows from financing activities:
Proceeds from term loan	300,000	—
Proceeds from revolving credit facility	50,000	—
Payment of convertible notes	—	(53,862)
Payment of convertible notes embedded conversion derivative liability	—	(77,139)
Proceeds from convertible notes hedges	—	77,139
Payment of debt issuance costs	(542)	—
Excess tax benefits from stock-based compensation	—	6,482
Proceeds from issuance of common stock	24,200	24,609
Stock received for payment of employee taxes on vesting of restricted stock	(15,225)	(14,114)
Payments for repurchases of common stock	(240,000)	(36,797)
Net cash provided by (used for) financing activities	118,433	(73,682)
Effect of exchange rate changes on cash and cash equivalents	6,001	(9,015)
Increase (decrease) in cash and cash equivalents	193,714	(44,425)
Cash and cash equivalents at end of period	$810,400	$887,736

Cadence Design Systems, Inc.
(Unaudited)
Revenue Mix by Geography (% of Total Revenue)

	2015					2016
GEOGRAPHY	Q1	Q2	Q3	Q4	Year	Q1
Americas	47%	48%	48%	48%	47%	49%
Asia	24%	23%	25%	25%	24%	22%
Europe, Middle East and Africa	19%	20%	18%	17%	19%	19%
Japan	10%	9%	9%	10%	10%	10%
Total	100%	100%	100%	100%	100%	100%

Revenue Mix by Product Group (% of Total Revenue)

	2015					2016
PRODUCT GROUP	Q1	Q2	Q3	Q4	Year	Q1
Functional Verification, including Emulation Hardware	23%	21%	23%	25%	23%	26%
Digital IC Design and Signoff	28%	29%	28%	28%	28%	30%
Custom IC Design	27%	27%	26%	25%	26%	25%
System Interconnect and Analysis	11%	11%	10%	10%	11%	9%
IP	11%	12%	13%	12%	12%	10%
Total	100%	100%	100%	100%	100%	100%

Cadence Design Systems, Inc.
As of April 25, 2016
Impact of Non-GAAP Adjustments on Forward Looking Diluted Net Income Per Share
(Unaudited)

	Three Months Ending July 2, 2016	Year Ending December 31, 2016
	Forecast	Forecast
Diluted net income per share on a GAAP basis	$0.17 to $0.19	$0.71 to $0.81
Amortization of acquired intangibles	0.05	0.21
Stock-based compensation expense	0.09	0.37
Restructuring and other charges	—	0.05
Acquisition and integration-related costs	—	0.02
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	(0.01)
Income tax effect of non-GAAP adjustments	(0.04)	(0.20)
Diluted net income per share on a non-GAAP basis†	$0.27 to $0.29	$1.15 to $1.25

Cadence Design Systems, Inc.
As of April 25, 2016
Impact of Non-GAAP Adjustments on Forward Looking Net Income
(Unaudited)

	Three Months Ending July 2, 2016	Year Ending December 31, 2016
($ in millions)	Forecast	Forecast
Net income on a GAAP basis	$49 to $55	$205 to $234
Amortization of acquired intangibles	15	61
Stock-based compensation expense	25	109
Restructuring and other charges	—	15
Acquisition and integration-related costs	1	4
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	(3)
Income tax effect of non-GAAP adjustments	(11)	(57)
Net income on a non-GAAP basis†	$79 to $85	$334 to $363

†	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.